File Number: 333-109901
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

                                                                August 16, 2007




      Supplement to the April 1, 2007 Class A, Class B and Class C Shares
                    Prospectus for Pioneer Select Equity Fund


The fund offers Class A shares only to individual investors who are residents of Massachusetts. Class B and Class C shares are not currently offered to Massachusetts residents or in any other state. The fund may offer Class B and Class C shares and extend the offering of Class A shares in the future.

Limited Offering Risk. Since the fund currently is offered only to individual investors who are residents of Massachusetts, the fund's assets may grow at a slower rate than if the fund engaged in a broader public offering or may not rise to a sufficient level to be economically viable. If this occurs, the fund may be liquidated without shareholder vote at a time that may not be favorable for certain shareholders.

                                                               21139-00-0807
                                      (C) 2007 Pioneer Funds Distributor, Inc.
                                         Underwriter of Pioneer mutual funds
                                                                 Member SIPC